Exhibit 10.4

FIRST AMENDMENT

to Fifth Amended and Restated Rent Supplement

(ERCOT Transmission Lease)

June 20, 2016

This First Amendment to the Fifth Amended and Restated Rent Supplement (the “First Amendment”) between Sharyland Distribution and Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on June 20, 2016 and is effective as of June 13, 2016.  Capitalized terms used herein that are not otherwise defined will have the meanings assigned to such terms in the ERCOT Transmission Lease (as defined below).

WHEREAS, Lessor and Lessee are Parties to a Lease Agreement (ERCOT Transmission Assets) dated as of December 1, 2014 (as amended from time to time in accordance with its terms, the “ERCOT Transmission Lease”);

WHEREAS, on February 26, 2016, the Parties executed the Fifth Amended and Restated Rent Supplement (ERCOT Transmission Lease) effective as of January 1, 2016 (the “Fifth Amended Supplement”); and

WHEREAS, the Parties now desire to amend the Fifth Amended Supplement as set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1.Amendment.  The table titled “ERCOT Transmission Rate Allocation” is hereby amended by deleting the table in its entirety and replacing the same with the following:

ERCOT Transmission Rate

Allocation:	before October 3, 2014: 0%
between October 3, 2014 and March 31, 2015: 2.1%
between April 1, 2015 and October 31, 2015: 2.1%
between November 1, 2015 and June 13, 2016: 3.6%
between June 13, 2016 and October 1, 2016: 4.1%
starting October 1, 2016: 3.4%

2.Continuing Effect.  Except as expressly amended by this First Amendment, the provisions of each of the ERCOT Transmission Lease and the Fifth Amended Supplement are and shall remain in full force and effect.

[Signatures on Following Page]

ERCOT Transmission Lease

The Parties have executed this First Amendment as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:/s/ Greg Wilks
Name:Greg Wilks
Title:Chief Financial Officer

SHARYLAND DISTRIBUTION &
TRANSMISSION SERVICES, L.L.C.

By:/s/ Brant Meleski
Name:Brant Meleski
Title:Chief Financial Officer

ERCOT Transmission Lease